EXHIBIT 1.1

                              1,333,333 Units, Each
                         Unit Consisting of One Share of
                     Common Stock and One Redeemable Warrant

                           CTI INDUSTRIES CORPORATION

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                              ____________, 1997


JOSEPH STEVENS & COMPANY, INC.
33 Maiden Lane, 8th Floor
New York, New York 10038


Ladies and Gentlemen:

                  CTI Industries Corporation, a Delaware corporation (the "Company"), confirms its agreement with Joseph Stevens & Company, Inc. ("JSC") (hereinafter referred to as "you" or the "Underwriter"), with respect to the sale by the Company and the purchase by the Underwriter of 1,333,333 units (the "Units"), each Unit consisting of one (1) share of common stock, ________ par value (the "Common Stock") and one (1) redeemable warrant (the "Redeemable Warrants"). Each Redeemable Warrant is exercisable for one share of Common Stock. The Common Stock and Redeemable Warrants will be separately tradeable upon issuance and are hereinafter referred to as the "Firm Units." The Redeemable Warrants are exercisable commencing ________________, 1997 [the date of the Prospectus] until _____________, 2002 [60 months from the date of the Prospectus], unless previously redeemed by the Company, at an initial exercise price equal to $__________ [150% of the initial public offering price per unit] per share, subject to adjustment. The Redeemable Warrants may be redeemed by the Company, in whole, and not in part, at a redemption price of five cents ($.05) per Redeemable Warrant at any time commencing ______________, 1998 [12 months after the date of the Prospectus] on 30 days' prior written notice provided that the average closing bid price of the Common Stock equals or exceeds 150% of the then exercise price per share (subject to adjustment) for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth (5th) trading day prior to the date of the notice of redemption and the Company shall have obtained the prior written consent of JSC. Upon the Underwriter's request, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to the Underwriter up to an additional 199,999 Units for the purpose of covering over-allotments, if any. Such 199,999 Units are hereinafter collectively referred to as the "Option Units." The Company also proposes to issue and sell to the Underwriter or its designees warrants (the "Underwriter's Warrants"),



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pursuant to the  Underwriter's  Warrant  Agreement (the  "Underwriter's  Warrant
Agreement"), for the purchase of an additional 133,333 Units (the "Underwriter's Units"). The Underwriter's Units, the shares of Common Stock and the Redeemable Warrants underlying the Underwriter's Units and the shares of Common Stock underlying the Redeemable Warrants underlying the Underwriter's Units are hereinafter collectively referred to as the "Underwriter's Securities". The shares of Common Stock issuable upon exercise of the Redeemable Warrants, including the Redeemable Warrants underlying the Underwriter's Units, are hereinafter referred to as the "Warrant Shares." The Firm Units, the Option Units, the Underwriter's Warrants, the Underwriter's Units and the Warrant Shares are hereinafter collectively referred to as the "Securities" and are more fully described in the Registration Statement and the Prospectus referred to below.

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and covenants and agrees with, the Underwriter as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:

                  (a) The Company has prepared and filed with the Securities and
Exchange Commission (the "Commission") a registration statement, and amendments thereto, on Form SB-2 (Registration No. 333-____), including any related preliminary prospectus or prospectuses (each a "Preliminary Prospectus"), for the registration of the Securities, under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations of the Commission under the Act. The Company will not file any other amendment to such registration statement which the Underwriter shall have objected to in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time it becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to, those documents or that information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the rules and regulations under the
Act), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the rules and regulations under the Act is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                  (b) Neither the Commission nor any state regulatory  authority has  issued  any  order  preventing  or  suspending  the use of any  Preliminary
Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus, at the respective times of filing thereof, conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement nor the Prospectus, at the respective times of filing thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they





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were made, not  misleading;  provided,  however,  that this  representation  and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or the Prospectus. The Company has filed all reports, forms or other documents required to be filed under the Act and the Exchange Act and the respective Rules and Regulations thereunder, and all such reports, forms or other documents, when so filed or as subsequently amended, complied in all material respects with the Act and the Exchange Act and the respective Rules and Regulations thereunder.

                  (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriter or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; and, at and through such dates, neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

                  (d) Each of the Company and its wholly-owned  subsidiary,  CTI
Balloons Ltd., a corporation under the laws of the United Kingdom ("Subsidiary"), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and the Subsidiary is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. Except as set forth in the Prospectus, neither the Company nor the Subsidiary owns, directly or indirectly, an interest in any corporation, partnership, trust, joint venture or other business entity. Each of the Company and the Subsidiary has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiary is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and with all federal, state, local and foreign laws, rules and regulations to which it is subject; and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of






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operations of the Company or the Subsidiary.  The disclosure in the Registration
Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on the Company's business and the Subsidiary's business as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (e) The Company ____________,  and ____________ (collectively, the "Recapitalization Agreement Participants") have entered into a recapitalization agreement (the "Recapitalization Agreement") in substantially the form filed as Exhibit ____ to the Registration Statement, which provided for, among other things, the following:

                  i) The Company restated its Certificate of Incorporation to provide for Common Stock and Class B Common Stock. The shares of Class B Common Stock contain rights identical to shares of Common Stock, except that shares of Class B Common Stock, voting separately as a class, have the right to elect four of the Company's seven directors of the Company. Shares of Common Stock and Class B Common Stock, voting together as a class, vote on all other matters including the election of the remaining directors of the Company.

                  ii) The Company effected a 1 for 2.6 reverse stock split of both its Common Stock and Class B Common Stock.

                  iii) The holders of the Company's then outstanding Convertible Preferred Stock shall upon __________ convert all outstanding shares of such Convertible Preferred Stock into 2,857,143 shares of Class B Common Stock.

The actions effected pursuant to the Recapitalization Agreement have been duly and validly authorized and have been or will be, as the case may be, duly and validly consummated by the Company and, to the best of the Company's knowledge, by each of the Recapitalization Agreement Participants, in compliance with applicable law, and constitute valid and binding obligations of the Company in accordance with the terms of the Recapitalization Agreement and as a result of such transactions, the Company shall have a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and neither the Company nor the Subsidiary is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement (as defined in Section 1(ff) hereof of this Agreement) and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company on or prior to the Closing Date and each Option Closing Date, if any, conform or, when issued and paid for, will conform, in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company and the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in






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violation of the preemptive  rights of any holder of any security of the Company or any similar contractual right granted by the Company or the Subsidiary. The Securities to be sold by the Company hereunder and pursuant to the Underwriter's Warrant Agreement and the Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of
the  Securities  has  been  duly  and  validly  taken;   and  the   certificates
representing the Securities, when delivered by the Company, will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof and the Underwriter's Warrant Agreement of the Securities to be sold by the Company hereunder and thereunder to the Underwriter, the Underwriter will acquire good and marketable title to such Securities, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever asserted against the Company or any affiliate (within the meaning of the Rules and Regulations) of the Company.

                  (f) The audited financial statements of the Company and the Subsidiary together with the related notes thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in stockholders' equity and the results of operations of the Company and the Subsidiary at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Subsidiary taken as a whole, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus; and the outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiary conform in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The financial information set forth in the Prospectus under the headings "The Company," "Capitalization," "Financial Statements" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" fairly presents, on the basis stated in the Prospectus, the information set forth therein and such financial information has been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

                  (g) Each of the Company and the Subsidiary (i) has paid all federal, state, local and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.








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                  (h) No  transfer  tax,  stamp  duty or  other  similar  tax is payable by or on behalf of the Underwriter in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriter of the Securities from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement or the Underwriter's Warrant Agreement, or (iv) resales of the Securities in connection with the distribution contemplated hereby.

                  (i) Each of the Company and the Subsidiary maintains insurance policies, including, but not limited to, general liability, property, personal and product liability insurance, and surety bonds which insure the Company and the Subsidiary and the employees of each against such losses and risks generally insured against by comparable businesses. Neither the Company nor the Subsidiary
(i) has failed to give notice or present any insurance claim with respect to any insurable matter under the appropriate insurance policy or surety bond in a due and timely manner, (ii) does have any disputes or claims against any underwriter of such insurance policies or surety bonds, or has failed to pay any premiums due and payable thereunder, or (iii) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or the Subsidiary.

                  (j)   There  is  no   action,   suit,   proceeding,   inquiry,
arbitration, investigation, litigation or governmental proceeding (including, without limitation, those pertaining to environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company or the Subsidiary which (i) questions the validity of the capital stock of the Company, this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement or the Consulting Agreement (as defined in Section 1(gg) hereof) or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement or the Consulting Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Subsidiary taken as a whole.

                  (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, to enter into this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement and the Consulting Agreement and to consummate the transactions provided for in such agreements; and each of this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement and the Consulting Agreement have been duly and properly authorized, executed and delivered by the Company. Each of this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement and the Consulting Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles in any motion, legal





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or equitable, and except as obligations to indemnify or contribute to losses may be limited by applicable law). None of the Company's issue and sale of the Securities, execution or delivery of this Agreement, the Underwriter's Warrant
Agreement,  the  Recapitalization   Agreement,  the  Warrant  Agreement  or  the
Consulting Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement and the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or the Subsidiary pursuant to the terms of (i) the certificate of incorporation or by-laws of the Company or the Subsidiary, (ii) any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which either the Company or the Subsidiary is a party or by which it is or may be bound or to which its properties or assets (tangible or intangible) are or may be subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or the Subsidiary of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their activities or properties.

                  (l) No consent,  approval,  authorization  or order of, and no filing with, any arbitrator, court, regulatory body, administrative agency, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement, the performance of this Agreement, the Underwriter's Warrant
Agreement, the Warrant Agreement and the Consulting Agreement and the transactions contemplated hereby and thereby, except such as have been obtained under the Act, state securities laws and the rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the Underwriter's purchase and distribution of the Securities.

                  (m) All executed  agreements,  contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company or the Subsidiary is a party or by which it may be bound or to which its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company or the Subsidiary, and constitute legal, valid and binding agreements of the Company and the Subsidiary, enforceable against the Company or the Subsidiary, as the case may be, in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles in any motion, legal or equitable, and except as obligations to indemnify or contribute to losses may be limited by applicable law). The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2; and there are no agreements, contracts or other documents which are required by the Act





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to be  described  in the  Registration  Statement  or filed as  exhibits  to the
Registration Statement which are not described or filed as required; and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                  (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor the Subsidiary has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of any class of its capital stock; and, subsequent to such dates, and except as may otherwise be disclosed in the Prospectus, there has not been any change in the capital stock, debt (long or short term) or liabilities or any material change in the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Subsidiary taken as a whole.

                  (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is or may be bound or to which the property or assets (tangible or intangible) of the Company or the Subsidiary is or may be subject.

                  (p) Each of the Company and the Subsidiary has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local and foreign laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or the Subsidiary by the United States Department of Labor or any other governmental agency responsible for the enforcement of any federal, state, local or foreign laws, rules and regulations relating to employment. There is no unfair labor practice charge or complaint against the Company or the Subsidiary pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or the Subsidiary, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or the Subsidiary. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or the Subsidiary. No labor dispute with the employees of the Company or the Subsidiary exists or is imminent.

                  (q) Neither the Company nor the Subsidiary maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multiemployer plan," as such terms are defined in Sections 3(2), 3(l) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor the Subsidiary maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA.

No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could subject the Company or the Subsidiary to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor the Subsidiary has ever completely or partially withdrawn from a "multiemployer plan."

                  (r) Neither the Company nor the Subsidiary, nor any of their respective employees, directors, stockholders or affiliates (within the meaning of the Rules and Regulations), has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of the Securities or otherwise.

                  (s) To the best of the Company's knowledge, none of the trademarks, trade names, service marks, service names, copyrights, patents and patent applications, and none of the licenses and rights to the foregoing, presently owned or held by the Company and the Subsidiary are in dispute or are in conflict with the right of any other person or entity. Each of the Company and the Subsidiary (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all trademarks, trade names, service marks, service names, copyrights, patents and patent applications, and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any trademark, trade name, service mark, service name, copyright, patent or patent application except as set forth in the Registration Statement or the Prospectus. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) against the Company which challenges the exclusive rights of the Company with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications or licenses or rights to the foregoing used in the conduct of its business.

                  (t) Each of the Company and the Subsidiary owns and has the unrestricted right to use all trade secrets, know-how (including all unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, technology, designs, processes, works of authorship, computer programs and technical data and information that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company and the Subsidiary, free and clear of and without violating any right, lien, or claim of others, including, without limitation, former employers of its employees.

                  (u) Each of the Company and the Subsidiary has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than liens for taxes not yet due and payable.

                  (v) Coopers & Lybrand LLP, whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

                  (w) Except upon the consent of the  Underwriter,  all officers and directors, and holders of shares of Common Stock, and securities exercisable, convertible or exchangeable for share of Common Stock, has executed an agreement (the "Lock-Up Agreements") pursuant to which he, she or it has agreed not to, directly or indirectly, offer, sell, transfer, pledge, assign, hypothecate or otherwise encumber any shares or convertible securities whether or not owned, or otherwise dispose of any interest therein, without the prior written consent of the Underwriter, under Rule 144 or otherwise, for a period commencing on the date hereof and ending eighteen months following the effective date of the Registration Statement (the "Lock-Up Period"); provided, however, that private sales or transfers shall be permitted so long as the transferee agrees in writing to be bound by the terms of this Paragraph (w) as a precondition to such sale or transfer. Such persons have further agreed in the Lock-Up Agreements that, for a period extending twenty-four (24) months following the effective date of the Registration Statement, all public sales of such securities issued by the Company shall be made through JSC in accordance with its customary brokerage policies. The Company will cause its transfer agent to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

                  (x) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriter's compensation, as determined by the NASD.

                  (y) The Units, the Common Stock and the Redeemable Warrants have been approved for quotation on The Nasdaq SmallCap Market ("Nasdaq").

                  (z) Neither the Company, nor the Subsidiary, nor any of their respective directors, officers, stockholders, employees, agents or any other person acting on behalf of the Company or the Subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or any official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any other person who was, is or may be in a position to help or hinder the business of the Company or the Subsidiary (or assist the Company or the Subsidiary in connection with any actual or proposed transaction) which (i) might subject the Company or the Subsidiary, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a material and adverse effect on the condition, financial or otherwise, or the earnings, business affairs, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company or the Subsidiary, or (iii) if not continued in the future, might materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company or the Subsidiary. The Company's and the Subsidiary's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                  (aa) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it or any affiliate commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the
"Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's, or any affiliate's, business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (bb) Except as set forth in the Prospectus, no officer, director or stockholder of the Company or the Subsidiary, and no affiliate or associate (as these terms are defined in the Rules and Regulations) of any of the foregoing persons or entities, has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or the Subsidiary, or (B) purchases from or sells or furnishes to the Company or the Subsidiary any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or the Subsidiary is a party or by which the Company may be bound. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company or the Subsidiary, and any officer, director or any person listed in the "Principal Stockholders" section of the Prospectus or any affiliate or associate of any of the foregoing persons or entities.

                  (cc) The minute books of the Company have been made available to the Underwriter, contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all respects.

                  (dd) Except and to the extent described in the Prospectus, no holder of any securities of the Company or the Subsidiary or of any options, warrants or other convertible or exchangeable securities of the Company or the Subsidiary has the right to include any securities issued by the Company or the Subsidiary in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement.

Except as set forth in the Prospectus, no person or entity holds any anti-dilution rights with respect to any securities of the Company or the Subsidiary.

                  (ee) Any certificate signed by any officer of the Company and delivered to the Underwriter or to Underwriter's Counsel (as defined in Section 4(d) herein), shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

                  (ff)  The  Company  has  entered  into  a  warrant  agreement, substantially in the form filed as Exhibit ___ to the Registration Statement (the "Warrant Agreement"), with Continental Stock Transfer & Trust Company, in form and substance satisfactory to the Underwriter, with respect to the Redeemable Warrants and providing for the payment of warrant solicitation fees contemplated by Section 4(x) hereof. The Warrant Agreement has been duly and validly authorized by the Company and, assuming due execution by the parties thereto other than the Company, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as obligations to indemnify or contribute to losses may be limited by applicable law).

                  (gg) The Company has entered into a financial advisory and consulting agreement substantially in the form filed as Exhibit ____ to the Registration Statement (the "Consulting Agreement") with the Underwriter, with respect to the rendering of consulting services by the Underwriter to the Company. The Consulting Agreement provides that the Underwriter shall be retained by the Company commencing on the consummation of the proposed public offering and ending 24 months thereafter, at a monthly retainer of $2,000, all of which is payable on consummation of the proposed public offering. The Consulting Agreement has been duly and validly authorized by the Company and assuming due execution by the parties thereto other than the Company, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law).

                  (hh) The Company has filed a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and such Form 8-A has been declared effective by the Commission.

                  2.       Purchase, Sale and Delivery of the Securities.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, the Firm Units at a price equal to $____ per Unit [90% of the initial public offering price].

                  (b) In addition, on the basis of the representations, warranties, covenants and agreement, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase all or any part of the Option Units at a price equal to $________ per Unit [90% of the initial public offering price]. The option granted hereby will expire forty-five (45) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Units upon notice by the Underwriter to the Company setting forth the number of Option Units as to which the Underwriter is then exercising the option and the time and date of payment and delivery for any such Option Units. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Underwriter, but shall not be later than seven
(7) full business days after the exercise of said option, nor in any event prior to the Closing Date, unless otherwise agreed upon by the Underwriter and the Company. Nothing herein contained shall obligate the Underwriter to exercise the option granted hereby. No Option Units shall be delivered unless the Firm Units shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Firm Units shall be made at the offices of the Underwriter at 33 Maiden Lane, New York, New York 10038, or at such other place as shall be agreed upon by the Underwriter and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on _________, 1997 or at such other time and date as shall be agreed upon by the Underwriter and the Company, but not less than three (3) nor more than seven (7) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Units are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Units shall be made at the above mentioned office of the Underwriter or at such other place as shall be agreed upon by the Underwriter and the Company. Delivery of the certificates for the Firm Units and the Option Units, if any, shall be made to the Underwriter against payment by the Underwriter of the purchase price for the Firm Units and the Option Units, if any, to the order of the Company by New York Clearing House funds. Certificates for the Firm Units and the Option Units, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriter may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Units and the Option Units, if any, shall be made available to the Underwriter at such offices or such other place as the Underwriter may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

                  (d) On the Closing Date, the Company shall issue and sell to the Underwriter or its designees the Underwriter's Warrants for an aggregate purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of an additional 200,000 Units. The Underwriter's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at a price equaling one hundred and twenty percent (120%) of the initial public offering price of the Units. The Underwriter's Warrant Agreement and the form of the certificates for the Underwriter's Warrant shall be substantially in the form filed as Exhibit ____ to the Registration Statement. Payment for the Underwriter's Warrants shall be made on the Closing Date.

                  3. Public Offering of the Units. As soon after the Registration Statement becomes effective as the Underwriter deems advisable, the Underwriter shall make a public offering of the Firm Units and such of the Option Units as the Underwriter may determine (other than to residents of or in any jurisdiction in which qualification of the Units is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriter may from time to time increase or decrease the public offering price after distribution of the Units has been completed to such extent as the Underwriter, in its sole discretion, deems advisable. The Underwriter may enter into one or more agreements as the Underwriter, in its sole discretion, deems advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

                  4.  Covenants  and   Agreements  of the Company.   The Company
covenants and agrees with the Underwriter as follows:

                  (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or the Exchange Act before termination of the offering of the Securities to the public by the Underwriter of which the Underwriter shall not previously have been advised and furnished with a copy, or to which the Underwriter shall have objected or which is not in compliance with the Act, the Exchange Act and the Rules and Regulations.

                  (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriter and confirm the same in writing, (i) when the Registration Statement, as amended, becomes effective, when any post-effective amendment to the Registration Statement becomes effective and, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding the outcome of which may result in the suspension of the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of any proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose,
(iv) of the receipt of any comments from the Commission, and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities regulatory authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

                  (c) The Company shall file the Prospectus (in form and substance satisfactory to the Underwriter) with the Commission, or transmit the Prospectus by a means reasonably calculated to result in filing the same with the Commission, pursuant to Rule 424(b)(1) of the Rules and Regulations (or, if applicable and if consented to by the Underwriter, pursuant to Rule 424(b)(4) of the Rules and Regulations) within the time period specified in Rule 424(b)(1) (or, if applicable and if consented to by the Underwriter, Rule 424(b)(4)).

                  (d) The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use in connection with the offering of any of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Underwriter with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Underwriter or Orrick, Herrington & Sutcliffe LLP, its counsel ("Underwriter's Counsel"), shall object.

                  (e) The Company shall endeavor in good faith, in cooperation with the Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution contemplated hereby, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriter agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                  (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Exchange Act and the Rules and Regulations so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriter's Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or if it is necessary at any time to amend or supplement the prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriter's Counsel, and the Company will furnish to the Underwriter copies of such amendment or supplement as soon as available and in such quantities as the Underwriter may request.

                  (g) As soon as practicable, but in any event not later than forty five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriter, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

                  (h) During a period of seven (7) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings and will deliver to the
Underwriter:

                         i) concurrently  with furnishing such quarterly reports
                  to its stockholders statements of income of the Company for such quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial and accounting officer;

                         ii) concurrently with furnishing such annual reports to
                  its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of the Company's independent certified public accountants;

                         iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                         iv) as  soon  as  they  are  available,  copies  of all
                  reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                         v) every press release and every  material news item or
                  article of interest to the financial community in respect of the Company, the Subsidiary or their respective affairs which was released or prepared by or on behalf of the Company or the Subsidiary; and

                         vi)  any  additional  information  of a  public  nature
                  concerning the Company and the Subsidiary (and any future subsidiaries) or their respective business which the Underwriter may request.

         During such seven-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (i) The Company will maintain a transfer and warrant agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Units, the Common Stock and the Redeemable Warrants.

                  (j) The Company will furnish to the Underwriter, without charge and at such place as the Underwriter may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (one of which will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriter may request.

                  (k) On or before the effective date of the Registration Statement, the Company shall provide the Underwriter with originally-executed copies of duly executed, legally binding and enforceable Lock-Up Agreements which are in form and substance satisfactory to the Underwriter. On or before the Closing Date, the Company shall deliver instructions to its transfer agent authorizing such transfer agent to place appropriate legends on the certificates representing the securities of the Company subject to the Lock-Up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

                  (l) The Company agrees that, for a period of eighteen (18) months commencing on the effective date of the Registration Statement, and except as contemplated by Section 4(v) of this Agreement, it and its present and future subsidiaries will not, without the prior written consent of the Underwriter (i) issue, sell, contract or offer to sell, grant an option for the purchase or sale of, assign, transfer, pledge, distribute or otherwise dispose of, directly or indirectly, any shares of capital stock or any option, right or warrant with respect to any shares of capital stock or any security convertible, exchangeable or exercisable for capital stock, except pursuant to stock options or warrants issued on the date hereof, or (ii) file any registration statement for the offer or sale of securities issued or to be issued by the Company or any present or future subsidiaries.

                  (m) Neither the Company nor any of its officers, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to stabilize or manipulate the price of any securities of the Company, or which might in the future reasonably be expected to cause or result in the stabilization or manipulation of the price of any such securities.

                  (n) The Company shall apply the net proceeds from the sale of the Securities offered to the public in the manner set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

                  (o) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, any Form SR required by Rule 463 under the Act) from time to time under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents will comply as to form and substance with the applicable requirements under the Act, the Exchange Act and the Rules and Regulations.

                  (p) The Company shall furnish to the Underwriter as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date hereof, the Closing Date or the relevant Option Closing Date, as the case may be) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to
Section 6(j) hereof.

                  (q) The Company shall cause the Units, the Common Stock and the Redeemable Warrants to be quoted on Nasdaq and, for a period of seven (7) years from the date hereof, use its best efforts to maintain the Nasdaq quotation of the Units, the Common Stock and the Redeemable Warrants to the extent outstanding.

                  (r) For a period of five (5) years from the Closing Date, the Company shall at the request of the Underwriter, furnish or cause to be furnished to the Underwriter and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Units, the Common Stock and the Redeemable Warrants and (ii) a list of holders of all of the Company's securities.

                  (s) For a period of five (5) years from the Closing Date, the Company shall, at the Company's sole expense, (i) promptly provide the Underwriter, upon any and all requests of the Underwriter, with a "blue sky trading survey" for secondary sales of the Company's securities, prepared by counsel to the Company, and (ii) take all necessary and appropriate actions to further qualify the Company's securities in all jurisdictions of the United States in order to permit secondary sales of such securities pursuant to the "blue sky" laws of those jurisdictions, provided that such jurisdictions do not require the Company to qualify as a foreign corporation.

                  (t) As soon as  practicable,  but in no event more than thirty
(30) days after the effective date of the Registration Statement, the Company agrees to take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

                  (u) Without the prior written consent of the Underwriter, the Company hereby agrees that it will not, for a period of eighteen (18) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement (i) permitting the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (a) at an exercise or sale price per share that is less than the greater of the initial public offering price of the Units set forth herein or the fair market value per share of the Common Stock on the date of grant or sale, or (b) upon payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company on the date of grant or issuance; or (ii) permitting the existence of stock appreciation rights, phantom options or similar arrangements; or (iii) permitting the payment for such securities with any form of consideration other than cash; or (iv) permitting the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options, warrants or other contract rights to exceed 300,000.

                  (v) Until the completion of the distribution of the Units to the public, and during any period during which a prospectus is required to be delivered, the Company shall not, without the prior written consent of the Underwriter, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                  (w)      The Company agrees that:

                           i) For a period of three (3) years after the effective date of the Registration Statement, the Company shall cause one (1) individual selected by the Underwriter, subject to the good faith approval of the Company, to be elected to the Board of Directors of the Company (the "Board"), if requested by the Underwriter.

                           ii) In the event the Underwriter elects not to exercise the right as set forth above, then it may designate one person to attend all meetings of the Company's Board of Directors for a period of five years. Such person shall be entitled to attend all such meetings and to receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors, unless in the opinion of counsel to the Company the release of such information would result in the waiver of the Company's attorney-client privilege.

                           iii) The Company shall  reimburse  the  Underwriter's
                  designee for his or her out-of-pocket expenses reasonably incurred in connection with his or her attendance of the Board meetings.

                           iv) In the  event  the  Underwriter  shall  not  have
                  designated such individual at the time of any meeting of the Board or such person has not been elected or is unavailable to serve, the Company shall notify the Underwriter of each meeting of the Board.

                  (x) Commencing one year from the date hereof, to pay the Underwriter a warrant solicitation fee equal to five percent (5%) of the exercise price of the Redeemable Warrants, payable on the date of the exercise thereof on terms provided in the Warrant Agreement. The Company will not solicit the exercise of the Redeemable Warrants through any solicitation agent other than the Underwriter. The Underwriter will not be entitled to any warrant solicitation fee unless the Underwriter provides bona fide services in connection with any warrant solicitation and the investor designates, in writing, that the Underwriter is entitled to such fee.

                  (y) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Underwriter's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 or S-1 (or other appropriate form) for the registration under the Act of the Underwriter's Securities.

                  (z) For a period of twenty four (24) months after the effective date of the Registration Statement, the Company shall not restate, amend or alter any term of any written employment, consulting or similar agreement entered into between the Company and any officer, director or key employee as of the effective date of the Registration Statement in a manner which is more favorable to such officer, director or key employee, without the prior written consent of the Underwriter.

                  (aa) The Company will use its best efforts to maintain the effectiveness of the Registration Statement for a period of five years after the date hereof.

                  (bb) The Company agrees that, for a period of two (2) years beginning with the effective date of the Registration Statement, JSC shall have a right of first refusal for all sales of any securities made by the Company or any of its present or future affiliates or subsidiaries.

                  (cc) The Company agrees that, from the effective date of the Registration Statement, it shall retain the services of a public relations firm, reasonably acceptable to JSC.

                  5.       Payment of Expenses.

                  (a) The Company hereby agrees to pay (such payment to be made, at the discretion of the Underwriter, on the Closing Date and any Option Closing Date (to the extent not paid on the Closing Date or a previous Option Closing
Date)) all expenses and fees (other than fees of Underwriter's Counsel, except as set forth in clause (iv) below), incident to the performance of the obligations of the Company under this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage, overnight delivery or courier charges with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage, overnight delivery or courier charges with respect thereto) and delivery of this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement, and agreements with selected dealers, and related documents, including the cost of all copies thereof and of each Preliminary Prospectus and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriter and such dealers as the Underwriter may request, in such quantities as the Underwriter may request, (iii) the printing, engraving, issuance and delivery of the Securities, (iv) the qualification of the Securities under state or foreign securities or "blue sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements, expenses and fees of counsel (such fees not to exceed $45,000) in connection therewith, (v) advertising costs and expenses, including, but not limited to costs and expenses in connection with "road shows," information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses, (vi) costs and expenses in connection with due diligence investigations, including, but not limited to, the fees of any independent counsel or consultants, (vii) fees and expenses of a transfer and warrant agent and registrar for the Securities, (viii) applications for assignments of a rating of the Securities by qualified rating agencies, (ix) the fees payable to the Commission and the NASD, and (x) the fees and expenses incurred in connection with the listing of the Securities on Nasdaq and any other exchange.

                  (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 6 or Section 10(a) hereof, the Company shall reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriter's Counsel, less any amounts already paid pursuant to Section 5(c) hereof.

                  (c) The Company further agrees that, in addition to the expenses payable pursuant to Section 5(a) hereof, it will pay to the Underwriter on the Closing Date by certified or bank cashier's check, or, at the election of the Underwriter, by deduction from the proceeds of the offering of the Firm Units, a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Units, thirty thousand dollars ($30,000) of which has been paid to date by the Company. In the event the Underwriter elects to exercise the overallotment option described in
Section 2(b) hereof, the Company further agrees to pay to the Underwriter on each Option Closing Date, by certified or bank cashier's check, or, at the Underwriter's election, by deduction from the proceeds of the Option Units purchased on such Option Closing Date, a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of such Option Units.

                  6. Conditions of the Underwriter's Obligations. The obligations of the Underwriter hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date and each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date and each Option Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder; and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 12:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriter's Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Units and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                  (b) The Underwriter shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (c) On or prior to the Closing Date, the Underwriter shall have received from Underwriter's Counsel such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and such other related matters as the Underwriter may request and Underwriter's Counsel shall have received such papers and information as they may request in order to enable them to pass upon such matters.

                  (d) On the Closing Date, the Underwriter shall have received the favorable opinion of Fishman & Merrick, P.C., counsel to the Company, dated the Closing Date, addressed to the Underwriter, in form and substance satisfactory to Underwriter's Counsel, to the effect that:

                          i) Each of the Company and the Subsidiary (A) has been
                  duly  organized and is validly  existing as a  corporation  in good standing under the laws of its jurisdiction of incorporation, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite power and authority
                  (corporate and other) and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiary is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits obtained by it from governmental or regulatory officials and agencies and all federal, state, local and foreign laws, rules and regulations to which it is subject;

                  and, neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company or the Subsidiary. The disclosure in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on the Company's and the Subsidiary's business as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                         ii) neither the Company nor the Subsidiary owns, directly or indirectly, an interest in any corporation, partnership, joint venture, trust or other business entity, other than its wholly owned subsidiary, CTI Balloons, and its joint venture agreement with P&TF, as described in the Registration Statement and the Prospectus. The Company is the registered owner of one hundred percent (100%) of the outstanding capital stock of the Subsidiary;

                        iii)  the  Company  has a duly  authorized,  issued  and
                  outstanding capitalization and as set forth in the Prospectus under "Capitalization," and except as set forth in the Prospectus, neither the Company nor the Subsidiary is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement and the Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform, or when issued and paid for, will conform, in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. All issued and outstanding securities of each of the Company and the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or the Subsidiary or any similar contractual right granted by the Company or the Subsidiary. The Securities to be sold by the Company hereunder and under the Underwriter's Warrant Agreement, the Recapitalization Agreement and the Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Underwriter's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement, the
                  Underwriter's Warrant Agreement, the Recapitalization Agreement and the Warrant Agreement of the Securities to be sold by the Company hereunder and thereunder, the Underwriter will acquire good and marketable title to such Securities, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever asserted against the Company or any affiliate (within the meaning of the Rules and Regulations) of the Company. No transfer tax is payable by or on behalf of the Underwriter in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriter of the Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement or the Warrant Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby;

                         iv) the  Registration  Statement is effective under the
                  Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act;

                          v)   each   of   the   Preliminary   Prospectus,   the
                  Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                         vi) to  such  counsel's  knowledge,  (A)  there  are no
                  agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus or required to be filed as exhibits to the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of agreements, contracts and other documents to which the Company is a party or by which it is bound are accurate and fairly represent the information required to be shown by Form SB-2; (C) except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those pertaining to environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (I) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (II) questions the validity of the capital stock of the Company or of this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement or the Consulting Agreement or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending or threatened against or affecting the Company before any court, arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company taken as a whole, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement or the Consulting Agreement or which in any manner draws into question the validity or enforceability of this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement or the Consulting Agreement;

                        vii)  the  Company  has  full  legal  right,  power  and
                  authority   to  enter  into  each  of  this   Agreement,   the
                  Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement and the Consulting Agreement and to consummate the transactions provided for herein and therein; and each of this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement and the Consulting Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement and the Consulting Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as obligations to indemnify or contribute to losses may be limited by applicable law). None of the Company's execution or delivery of this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement, the Warrant Agreement or the Consulting Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement and the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or of the Subsidiary pursuant to the terms of (A) the certificate of incorporation or bylaws of the Company or of the Subsidiary, (B) any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary is a party or by which either is or may be bound or to which the properties or assets (tangible or intangible) of either are or may be subject, (C) any statute applicable to the Company or the Subsidiary or (D) any judgment, decree, order, rule or regulation applicable to the Company or the Subsidiary of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their activities or properties;

                       viii) no consent,  approval,  authorization  or order of,
                  and no filing with, any arbitrator, court, regulatory body, administrative agency, government agency or other body, domestic or foreign (other than such as may be required under "blue sky" laws, as to which no opinion need be rendered), is required in connection with the issuance of the Securities pursuant to the Prospectus, the Registration Statement, this Agreement, the Underwriter's Warrant Agreement, the Recapitalization Agreement and the Warrant Agreement, or the performance of this Agreement, the Underwriter's Warrant
                  Agreement, the Recapitalization Agreement, the Warrant Agreement and the Consulting Agreement and the transactions contemplated hereby and thereby;

                         ix) the  properties and business of each of the Company
                  and the Subsidiary conform to the description thereof contained in the Registration Statement and the Prospectus; and each of the Company and the Subsidiary has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

                          x) neither the Company nor the Subsidiary is in breach
                  of, or in default under, any term or provision of any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary is a party or by which it is or may be bound or to which its property or assets (tangible or intangible) are or may be subject; and each of the Company and the Subsidiary is not in violation of any term or provision of (A) its certificate of incorporation or by-laws, (B) any authorization, approval, order, license, certificate, franchise or permit of any governmental or regulatory official or body, or (C) any judgement, decree, order, statute, rule or regulation to which it is subject;

                         xi) the statements in the Prospectus under  "Prospectus
                  Summary," "Risk Factors," "The Company," "Business," "Management," "Principal Stockholders," "Certain Transactions," "Shares Eligible For Future Sale," and "Description of Capital Stock" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                         xii) the  Units,  the Common  Stock and the  Redeemable
                  Warrants have been accepted for quotation on Nasdaq;

                       xiii)  each of the  Company  and the  Subsidiary  owns or
                  possesses, free and clear of all liens or encumbrances and right thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, tradenames, patents, patent applications and licenses necessary to conduct its business (including without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company or the Subsidiary) and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company or the Subsidiary with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's or the Subsidiary's business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company or the Subsidiary);

                        xiv) the persons  listed under the  captions  "Principal
                  Stockholders" and in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Rule 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                         xv) except as disclosed in the  Prospectus,  no person,
                  corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company or of the Subsidiary in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                        xvi) there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriter's compensation, as determined by the NASD; and

                       xvii) assuming due execution by the parties thereto,  the
                  Lock-Up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against such parties and any subsequent holder of the securities subject thereto in accordance with their terms.

                     xviii)  the  Recapitalization  Agreement  has been duly and validly authorized, executed and delivered by the Company and constitutes valid and binding obligations of the Company in accordance with the terms of the Recapitalization Agreement, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws, and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought. Any and all securities issued or to be issued by the Company pursuant to the
                  Recapitalization Agreement were or will be issued in transactions exempt from the registration requirements of the Act and in accordance with all other applicable state, federal and local laws, rules, regulations and permits.

                  Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus and related matters and, although such counsel is not passing upon and does not assume any responsibility for the
accuracy,   completeness  or  fairness  of  the  statements   contained  in  the
Preliminary Prospectus, the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective, or the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, as of the date of the Preliminary Prospectus and the Prospectus, and as of the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any supplements or amendments thereto).

                  In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriter's

Counsel) of other counsel acceptable to Underwriter's Counsel, familiar with the applicable laws; and (b) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company or the Subsidiary and certificates or other written statements of officers of departments of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or the Subsidiary, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel, if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriter and they are justified in relying thereon. Such opinion shall also state that the Underwriters' Counsel is entitled to rely thereon. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord.

                  At each Option Closing Date, if any, the Underwriter shall have received the favorable opinion of Fishman & Merrick, P.C., counsel to the Company, dated the relevant Option Closing Date, addressed to the Underwriter, and in form and substance satisfactory to Underwriter's Counsel confirming as of the Option Closing Date, the statements made by Fishman & Merrick, P.C., in its opinion delivered on the Closing Date.

                  (e) On the Closing Date, the Underwriter shall have received the favorable opinion of Tilton, Fallon, Lungmus & Chestnut, patent counsel to the Company, dated the Closing Date, addressed to the Underwriter, in substantially the form attached hereto as Exhibit A and in form and substance satisfactory to Underwriter's Counsel.

                  At each Option Closing Date, if any, the Underwriter shall have received the favorable opinion of Tilton, Fallon, Lungmus & Chestnut, dated the relevant Option Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel confirming, as of the Option Closing Date, the statements made by Tilton, Fallon, Lungmus & Chestnut in its opinion delivered on the Closing Date.

                  (f) On or prior to each of the Closing Date and each Option Closing Date, if any, Underwriter's Counsel shall have been furnished with such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in
Section 6(c) hereof, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company herein contained.

                  (g) Prior to the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change or development involving a prospective adverse change in the condition, financial or otherwise, or the earnings, stockholders' equity, value, operations, properties, business or results of operations of the Company or the Subsidiary, whether or not in the ordinary course of business, from the latest dates as of which such matters are set forth in the Registration Statement and the Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or the Subsidiary from the latest date as of which the financial condition of the Company and the Subsidiary is set forth in the Registration Statement and the Prospectus; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) neither the Company nor the Subsidiary shall have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital stock, debt (long or short term) or liabilities or obligations of the Company or the Subsidiary (contingent or otherwise) from the latest dates as of which such matters are set forth in the Registration Statement and the Prospectus; (v) no material amount of the assets of the Company or the Subsidiary shall have been pledged or mortgaged, except as set forth in the Registration Statement and the Prospectus;
(vi) no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, shall be pending or threatened (or circumstances giving rise to same) against the Company or the Subsidiary or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially and adversely affect the condition, financial or otherwise, or the earnings, stockholders' equity, value, operations, properties, business or results of operations of the Company taken as a whole, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act with respect to the Registration Statement and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                  (h) At the Closing Date and each Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or the relevant Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                          i) The  representations  and warranties of the Company
                  in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                         ii) No stop order  suspending the  effectiveness of the
                  Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

                        iii) The Registration  Statement and the Prospectus and,
                  if any, each amendment and each supplement thereto contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

                         iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Company has not incurred any material liabilities or obligations, direct or contingent; (B) the Company has not paid or declared any dividends or other distributions on its capital stock; (C) the Company has not entered into any transactions not in the ordinary course of business; (D) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company (E) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (F) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliate (within the meaning of the Rules and Regulations) of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (G) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this Section 6(h) are to such documents as amended and supplemented at the date of such certificate.

                  (i) By the Closing Date, the Underwriter will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriter, as described in the Registration Statement.

                  (j) At the time this Agreement is executed, the Underwriter shall have received a letter, dated such date, addressed to the Underwriter and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriter and Underwriter's Counsel, from Coopers & Lybrand LLP.

                          i) confirming  that  they  are  independent  certified
                  public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations;

                         ii) stating that it is their opinion that the financial
                  statements of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations and that the Underwriter may rely upon the opinion of Coopers & Lybrand LLP with respect to such financial statements and supporting schedules included in the Registration Statement;

                        iii)  stating  that,  on the basis of a  limited  review
                  which included a reading of the latest unaudited interim consolidated financial statements of the Company and the Subsidiary, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company and the Subsidiary, consultations with officers and other employees of the Company and the Subsidiary responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Company included in the Registration
                  Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company included in the Registration Statement, or (B) at a specified date nor more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiary, or any decrease in the stockholders' equity or net current assets or net assets of the Company and the Subsidiary as compared with amounts shown in the April 30, 1997 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from April 30, 1997 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or net earnings per share of Common Stock, in each case as compared with the corresponding period beginning April 30, 1996, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                         iv) setting forth, at a date not later than five (5) days prior to the effective date of the Registration Statement, the amount of liabilities of the Company and the Subsidiary (including a break-down of commercial paper and notes payable to banks);

                          v) stating  that they have  compared  specific  dollar
                  amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the Subsidiary set forth in the Prospectus, in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiary and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                         vi) statements as to such other matters incident to the
                  transaction  contemplated   hereby  as   the  Underwriter  may
                  request.

                  (k) At the Closing Date and each Option Closing Date, if any, the Underwriter shall have received from Coopers & Lybrand LLP a letter, dated as of the Closing Date or the relevant Option Closing Date, as the case may be, to the effect that (i) it reaffirms the statements made in the letter furnished pursuant to Section 6(j), (ii) if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that Coopers & Lybrand LLP has carried out procedures as specified in clause (v) of Section 6(j) hereof with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

                  (l) The Company shall have received a letter, dated such date, addressed to the Company, in form and substance satisfactory in all respects to the Underwriter, from Coopers & Lybrand LLP stating that they have not during the immediately preceding five (5) year period brought to the attention of the Company's management any "weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

                  (m) On each of Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Underwriter the appropriate number of Securities.

                  (n) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to Section 4(e) hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                  (o) On or before the effective date of the Registration Statement, the Company shall have executed and delivered to the Underwriter, the Underwriter's Warrant Agreement, substantially in the form filed as Exhibit ___ to the Registration Statement. On or before the Closing Date, the Company shall have executed and delivered to the Underwriter the Underwriter's Warrants in such denominations and to such designees as shall have been provided to the Company.

                  (p) On or before Closing Date, the Units, the Common Stock and the Redeemable Warrants shall have been duly approved for quotation on Nasdaq, subject to official notice of issuance.

                  (q) On or before Closing Date, there shall have been delivered to the Underwriter all of the Lock-Up Agreements, in form and substance satisfactory to Underwriter's Counsel.

                  (r) On or before the Closing Date, the Company shall have (i) executed and delivered to the Underwriter the Consulting Agreement, substantially in the form filed as Exhibit ____ to the Registration Statement and (ii) paid the Underwriter $48,000 representing the retainer fee pursuant to the Consulting Agreement.

                  (s) On or before the effective date of the Registration Statement, the Company and Continental Stock Transfer & Trust Company shall have executed and delivered to the Underwriter the Warrant Agreement, substantially in the form filed as Exhibit ___ to the Registration Statement.

                  (t) At least two (2) full business days prior to the date hereof, the Closing Date and each Option Closing Date, if any, the Company shall have delivered to the Underwriter the unaudited interim consolidated financial statements required to be so delivered pursuant to Section 4(p) of this Agreement.

                  If any condition to the Underwriter's or the Underwriter's obligations hereunder to be fulfilled prior to or at the Closing Date or at any Option Closing Date, as the case may be, is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

                  7.       Indemnification

                  (a) The Company agrees to indemnify and hold harmless each Underwriter (for purposes of this Section 7, "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented);
(ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7, collectively referred to as "applications") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the NASD, Nasdaq or any securities exchange; (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances in which they were made); or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto, unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the

Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. The indemnity agreement in this Section 7(a) shall be in addition to any liability which the Company may have at common law or otherwise.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or the Prospectus directly relating to the transactions effected by the Underwriter in connection with the offering contemplated hereby. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading
"Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriter expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus. The indemnity agreement in this Section 7(b) shall be in addition to any liability which the Underwriter may have at common law or otherwise.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it or they may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, an indemnified party shall have the right to employ its own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which event the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent may not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriter is the indemnified party, the relative benefits received by the Company, on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriter hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to in the first (1st) sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry suit or proceeding. Notwithstanding the provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each person, if any, who controls the Company or the Underwriter within the meaning of the Act, each officer of the Company who has signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the Underwriter, as the case may be, subject in each case to this
Section 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding, against such party in respect to which a claim for contribution may be made against another party or parties under this Section 7(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 7(d), or to the extent that such party or parties were not adversely affected by such omission. Notwithstanding anything in this Section 7 to the contrary, no party will be liable for contribution with respect to the settlement of any action or claim effected without its written consent. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

                  8.  Representations,  Warranties,  Covenants and Agreements to
Survive Delivery. All representations, warranties, covenants and agreements of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and each Option Closing Date, if any, and such representations, warranties, covenants and agreements of the Company, and the respective indemnity and contribution agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive the termination of this Agreement or the issuance and delivery of the Securities to the Underwriter.

                  9. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriter, in its discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this
Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriter of telegrams to securities dealers releasing such shares for offering or the release by the Underwriter for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

                  10.      Termination.

                  (a) Subject to Section 10(b) hereof, the Underwriter shall have the right to terminate this Agreement: (i) if any domestic or international event or act or occurrence has materially adversely disrupted, or in the Underwriter's opinion will in the immediate future materially adversely disrupt, the financial markets; or (ii) if any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Boston Stock Exchange, the Commission or any governmental authority having jurisdiction over such matters; or (iv) if trading of any of the securities of the Company shall have been suspended, or if any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities, or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium shall have been declared by any state or federal authority; or (vii) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriter's opinion, make it inadvisable to proceed with the delivery of the Securities; or (ix) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company, or if there shall have been such a material adverse change in the general market, political or economic conditions, in the United States or elsewhere, as in the Underwriter's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; or (x) if Howard Schwan shall no longer serve the Company in his present capacity.

                  (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 6 or Section 10(a) hereof the Company shall promptly reimburse and indemnify the Underwriter for all its actual out-of-pocket expenses, including the fees and disbursements of Underwriter's Counsel, less amounts previously paid pursuant to Section 5(c) hereof. In addition, the Company shall remain liable for all "blue sky" counsel fees (such fees not to exceed $45,000) and expenses and "blue sky" filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6 and 10(a) hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way be affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

                  11. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Units to be purchased on an Option Closing Date, the Underwriter may, at its option, by notice from the Underwriter to the Company, terminate the Underwriter's obligation to purchase Option Units from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

                  12. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the Underwriter at Joseph Stevens & Company, Inc., 33 Maiden Lane, 8th Floor, New York, NY 10038, Attention: Mr. Joseph Sorbara, with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, Attention: Rubi Finkelstein, Esq. Notices to the Company shall be directed to the Company at CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010,
Attention: Stephen M. Merrick, with a copy to Fishman & Merrick, P.C., 30 North LaSalle Street, Suite 3500, Chicago, Illinois 60602, Attention: John M. Klimek, Esq.

                  13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriter, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Units from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  14. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to choice of law or conflict of laws principles.

                  15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

                  16. Entire Agreement; Amendments. This Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof. This Agreement may not be amended except in a writing signed by the Underwriter and the Company.

                  If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                      Very truly yours,

                                      CTI INDUSTRIES CORPORATION


                                      By:_____________________________________
                                         Name:     Howard W. Schwan
                                         Title:    President

Confirmed and accepted as of the date first above written.

JOSEPH STEVENS & COMPANY, INC.



By:____________________________________
    Name:
    Title:








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



                                                                       Exhibit A


                     [FORM OF INTELLECTUAL PROPERTY OPINION]



                                       ___________________, 1997




JOSEPH STEVENS & COMPANY, INC.
33 Maiden Lane, 8th Floor
New York, New York 10038

                  Re:     Public Offering of CTI Industries Corporation

Gentlemen:

                  We have acted as special counsel to CTI INDUSTRIES CORPORATION, a Delaware corporation (the "Company"), in connection with the entering into by the Company of that certain Underwriting Agreement by and between Joseph Stevens & Company, Inc. ("Joseph Stevens"), as underwriter, and the Company, dated _______________, 1997 (the "Underwriting Agreement"). This opinion is provided to you pursuant to Section ____ of the Underwriting Agreement.

                  For the purpose of rendering the opinions set forth below we have reviewed the following (collectively, the "Documents"):

                  (i) the Underwriting Agreement;

                  (ii) that certain Registration Statement filed _____, 1997, together with any and all amendments thereof exhibits thereto (collectively, the "Registration Statement");

                  (iii) the company's Prospectus dated ___________ __, 1997 (the "Prospectus");

                  (iv) a search of the United States Patent and Trademark Office records relevant to ownership of any and all:

                          patents and patent applications (including, without limitation, the patents and patent applications listed on Schedule A annexed hereto and hereby incorporated by reference herein (collectively, the "Patents")), and trademarks, trademark applications, service marks and service mark applications (collectively, the "Marks") (including, without limitation, the







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


Joseph Stevens & Company, Inc.                                  __________, 1997



                          Marks listed on Schedule B annexed hereto and hereby incorporated by reference herein (collectively, the "Trademarks")),

                  owned, purportedly owned or licensed by the Company (including, those patents, patent applications and Marks licensed, without limitation, pursuant to the licenses listed on Schedule C annexed hereto and hereby incorporated by reference herein (collectively, the "Licenses")), conducted by ______________________________ and certified as true and correct as of _______________________, 1997 (no earlier than 5 days prior to the date of the Closing (as defined in the Underwriting Agreement));

                  (v) a search of the United States Copyright Office records relevant to ownership of any and all copyrighted material (including, without limitation, the copyright in, or license permitting the Company's actual use of, the material licensed or otherwise distributed by the Company and listed on Schedule D annexed hereto and hereby incorporated by reference herein (collectively, the "Copyrighted Material")), owned, purportedly owned or licensed by the Company conducted by _____________________ and certified as true and correct as of
                  __________________, 1997 (no earlier than 5 days prior to the date of the Closing);

                  (vi) an intellectual property litigation search with respect to all Patents, Trademarks, Licenses and Copyrighted Material, listed on Schedules A, B, C and D, respectively;

                  (vii) a search of the Uniform Commercial Code ("UCC") recordation offices, in the following jurisdictions -- [________________, _____________ and _______], with respect to the following two categories of general intangibles:

                          (a) the intellectual property general intangibles of the Company, including, without limitation, the Company's patents, patent applications, inventions, know how, trademarks, service marks, copyrights, service and trade names, intellectual property licenses and other rights, and

                          (b) the intellectual property general intangibles licensed to the Company, including, without limitation, the patents, patent applications, inventions, know how, trademarks, service marks, copyrights, service and trade names and other intellectual property rights licensed to the Company pursuant to the Licenses (listed on Schedule C),

                  said search certified to us as complete and accurate by ________________ and current through ________________________,
                  1997 (no earlier than 5 days prior to the date of the Closing) and said jurisdictions being the only jurisdictions in






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


Joseph Stevens & Company, Inc.                              __________, 1997



                  which filing of UCC financing statements or other documents may be filed to effectively evidence a security or other interest in said general intangibles; and

                  (viii)  any  and  all  records,  documents,   instruments  and
                  agreements in our possession or under our control relating to the Company.

                  We have also examined such corporate records, documents, instruments and agreements, and inquired into such other matters, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. Whenever our opinion herein is qualified by the phrase "to the best of our knowledge" or "to the best of our knowledge, after due inquiry," such language means that, based upon (i) our inquiries of officers of the Company, (ii) our review of the Documents, and (iii) our review of such other corporate records, documents, instruments and agreements described in the first sentence of this paragraph, we believe that such opinions are factually correct.

                  To the best of our knowledge, as to all matters of fact represented to you by the Company, we advise you that nothing has come to our attention that would cause us to believe that such facts are incorrect, incomplete or misleading or that reliance thereon is not warranted under the circumstances. We call to your attention that our opinion is limited to such facts as they exist on the date hereof and do not take into account any change of circumstances, fact or law subsequent thereto.

                  Based upon and subject to the foregoing, we are of the opinion that:

                          1. To the best of our  knowledge,  after due  inquiry,
                  except as described in the Registration Statement, the Company owns or has the right to use, free and clear of all liens, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever,

                          (i) all patents and patent applications (including, without limitation, the Patents),

                          (ii) all trademarks and service marks (including, without limitation, the Trademarks),

                          (iii) all copyrights (including, without limitation, the Copyrighted Material),

                          (iv) all service and trade names,

                          (v) all intellectual property licenses (including, without limitation, the Licenses), and







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


Joseph Stevens & Company, Inc.                               __________, 1997



                          (vi)   all technology

                  used in, contemplated to be used in or required for, the conduct of the Company's business.

                          2. To the best of our  knowledge,  after due  inquiry,
                  the Company possesses all material intellectual property licenses or rights used in, or required for, the conduct of its business (including, the Licenses and without limitation, any such licenses or rights described in the Registration Statement as being owned, possessed or licensed by the Company, as the case may be), such licenses and rights are in full force and effect, and the Company's products, methods and services do not infringe any unlicensed intellectual property of any third parties.

                          3. To the best of our  knowledge,  after due  inquiry,
                  there is no claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications or licenses used in, or required for, the conduct of the Company's business and all trademarks, service marks, copyrights, trade names, and patents owned or licensed to the Company are valid.

                          4. To the best of our  knowledge,  after due  inquiry,
                  there is no intellectual property based claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any products, services, processes or licenses, including, without limitation, the Licenses used in the conduct of the Company's business.

                          5. To the best of our  knowledge,  after due  inquiry,
                  except as described in the Registration Statement, the Company is not under any obligation to pay royalties or fees to any third party with respect to any material, technology or intellectual properties developed, employed, licensed or used by the Company.

                          6. To the best of our  knowledge,  after due  inquiry,
                  the statements in the Registration Statement under the headings, "Risk Factors - Patents, Trademarks and Proprietary Information" and "Business - Patents, Trademarks and Proprietary Information", are accurate in all material respects, fairly represent the information disclosed therein and do not omit to state any fact necessary to make the statements made therein complete and accurate.

                          7. To the best of our  knowledge,  after due  inquiry,
                  the statements in the Registration Statement and the Prospectus do not contain any untrue statement of a material fact with respect to the intellectual property position of the Company, or omit to state any material fact relating to the intellectual property position of

Joseph Stevens & Company, Inc.                             __________, 1997


                  the Company which is required to be stated in the Registration Statement and the Prospectus or is necessary to make the statements therein not misleading.

                  We call your attention to the fact that the members of this firm are licensed to practice law in the State of ______________ and before the United States Patent and Trademark Office as Registered Patent Attorneys. Accordingly, we express no opinion with respect to the laws, rules and regulations of any jurisdictions other than the State of ___________ and the United States of America.

                  The opinions expressed herein are for the sole benefit of, and may be relied upon only by, the several Underwriters named in Schedule A to the Underwriting Agreement and Orrick, Herrington & Sutcliffe LLP.









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